FRANKLIN TEMPLETON GLOBAL TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX


EXHIBIT NO.          DESCRIPTION                                     LOCATION


EX-99.B1(i)           Agreement and Declaration of Trust dated        Attached
                      November 6, 1985

EX-99.B1(ii)          Certificate of of Amendment of Agreement and    Attached
                      declaration of Trust of International Cash
                      Portfolios dated April 26, 1991

EX-99.B1(iii)         Certificate of Amendment of Agreement and       Attached
                      Declaration of Trust of International
                      Currency Portfolios dated October 23, 1992

EX-99.B1(iv)          Certificate of Amendment of Agreement and       Attached
                      Declaration of Trust of Huntington Funds dated November 16, 1993

EX-99.B1(v)           Certificate of Amendment of Agreement and       Attached
                      Declaration of Trust of Franklin/Templeton
                      Global Trust dated March 21, 1995

EX-99.B2(i)           By-Laws dated April 25, 1986                    Attached

EX-99.B5(i)           Management Agreement between Registrant and     Attached
                      and Franklin Advisers, Inc. dated November 12,
                      1993

EX-99.B5(ii)          Subadvisory agreement between Franklin          Attached
                      Advisers, Inc. and Templeton Investment
                      Counsel, Inc., dated November 12, 1993

EX-99.B5(iii)         Subadvisory agreement between Templeton         Attached
                      Investment Counsel, Inc. and Franklin
                      Advisers, Inc. dated June 27, 1994

EX-99.B5(iv)          Amendment to management agreement between       Attached
                      Franklin Advisers, Inc. and Registrant
                      dated August 1, 1995

EX-99.B6(i)           Amended and Restated Distribution Agreement     Attached
                      between Registrant and Franklin/Templeton
                      Distributors, Inc. dated April 23, 1995

Ex-99.B6(ii)          Forms of Dealer Agreements between              Attached
                      Franklin/Templeton Distributors, Inc. and securities dealers

EX-99.B8(i)           Custody agreement between Registrant and        Attached
                      Bank of America NT & SA dated November
                      12, 1993

EX-99.B8(ii)          Custody Agreement between The Chase             Attached
                      Manhattan Bank, N.A. and Franklin/
                      Templeton Global Trust dated November 15,
                      1993

EX-99.B8(iii)         Supplement to Custody Agreement between         Attached
                      Bank of America and Franklin/Templeton
                      Global Trust dated April 12, 1995

EX-99.B11(i)          Consent of Independent Auditors dated           Attached
                      December 27, 1995

EX-99.B14(i)          Copy of Model Retirement Plan                   *

EX-99.B15(i)          Distribution Plan between Franklin/             Attached
                      Templeton Distributors, Inc. and Registrant dated November 12, 1993

EX-99.B16(i)          Schedule for Computation of Performance         Attached
                      Quotation

EX-99.B17(i)          Power of Attorney dated August 15, 1995         Attached

EX-99.B17(ii)         Certificate of Secretary dated August 15,       Attached
                      1995

EX-99.B27(i)          Financial Data Schedule for Franklin            Attached
                      Templeton Global Currency Fund

EX-99.B27(ii)         Financial Data Schedule for Franklin            Attached
                      Templeton Hard Currency Fund

EX-99.B27(iii)        Financial Data Schedule for Franklin            Attached
                      Templeton High Income Currency Fund

EX-99.B27(iv)         Financial Data Schedule for Franklin            Attached
                      Templeton German Government Fund


*  Incorporated by reference